Exhibit 10.2
SHARE EXCHANGE AGREEMENT

THIS Agreement made as of the 5th day of September, 2007

BETWEEN:	GLOBAL BIODIESEL LTD., a corporation duly constituted under the laws of the state of Nevada, USA, and having an office at 1, place Ville Marie, suite 2818, Montreal (Quebec), H3B 4R4

(hereinafter “Global”) OF THE FIRST PART

AND:	_____________, a resident of the province of ________, residing at __________________________

(hereinafter “Shareholder”) OF THE SECOND PART

WHEREAS:

A.	The Shareholder holds a total of ________ shares of common stock (the “Methes Shares”) of Methes Energies Inc. (“Methes”), a corporation duly constituted under the laws of the province of Ontario;

B.
Global wishes to purchase from the Shareholder, and the Shareholder wishes to sell to Global, the Methes Shares in exchange for an equal number of shares of common stock of Global, (the “Global Shares”)  subject to the terms and conditions set forth in this Agreement.

NOW THEREFORE in consideration of the covenants, representations and warranties set forth herein and as such other further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Purchase and Sale. The Shareholder hereby agrees to sell and transfer to Global, and Global hereby agrees to acquire from the Shareholder, the Methes Shares in exchange for the Global Shares which Global agrees to deliver to the Shareholder.

2.
Covenants of Global. Global covenants and agrees with the Shareholder to do the following at or prior to the Closing Date (as hereinafter defined) and prior to the completion of the transactions contemplated in section 1:

to comply with all applicable securities and corporate laws and regulatory requirements.

3.	Representations and Warranties of Global. Global represents and warrants the following to the Shareholder:

a.           Global is duly incorporated under the laws of the State of Nevada, United States of America, is validly existing and in good standing under such laws, and has no subsidiaries or equity interests in any other companies or entities;

b.           the authorized capital of Global consists of 75,000,000 common shares, $0.001 par value (the “Global  Shares” herein);

c.           all of the currently issued and outstanding shares of Global have been issued in compliance with applicable federal and state securities laws, including but limited to the registration requirements of Section 5 of the United States Securities Act of 1933, as amended (the “1933 Act”) or an exemption therefrom;

d.           all of the currently issued Methes Shares are validly issued and are fully paid and non-assessable and the Global Shares to be issued at Closing (as hereinafter defined) will, on issuance, be validly issued as fully paid and non-assessable and the Global Shares will at Closing be free and clear of all restrictions on transfer (other than restrictions under applicable securities laws or as otherwise contemplated in this Agreement), liens, charges and encumbrances;

e.            it is the intent of Global to apply to have the Global Shares quoted on the National Association of Securities Dealer’s (“NASD”) Over The Counter Bulletin Board (“OTCBB”);

f.            Global has the power and authority to carry on its business as and where it is presently conducted;

g.           Global has good and sufficient authority to enter into this Agreement on the terms and conditions set forth herein;

h.           the execution and delivery of this Agreement and the transactions contemplated herein have been duly authorized and approved by the board of directors and the shareholders of Global.  No other corporate act or proceeding on the part of Global is necessary to authorize this Agreement.  This Agreement constitutes a legal, valid and binding agreement of Global enforceable in accordance with its terms;

i.            neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict in any material respect with, or result in any material breach of, the terms, conditions, or provisions of or will constitute a material default under the Articles of Incorporation or resolutions of Global or any instrument, agreement or contract to which it is party or by which it is bound;

j.            no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Global and the consummation of the transactions contemplated hereby, except for such notices of the transactions contemplated herein as may be required by the OTCBB;

k.           there are no suits, actions, litigation, arbitration proceedings or government or regulatory proceedings or investigations outstanding, in progress, pending or, to the best of Global ’s knowledge, threatened against or relating to Global which might materially and adversely affect Global ;

l.            Global is not subject to any judgment, order or decree entered in any lawsuit or proceeding which might materially and adversely affect Global ;

m.          all material transactions of Global have been properly recorded or filed in or with its books and records and the minute book of Global contains records of all meetings and proceedings of the shareholders and directors of Global ;

n.           Global has duly filed all federal, state, local and foreign tax report’s and returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, state, local and foreign taxing authorities. Further, there are no tax liens upon any property or assets of Global. No state of facts exist which would constitute grounds for the assessment of any tax liability by the state, local, or foreign tax authorities. All deficiencies and assessments, if any, resulting from any examination of state, local and foreign tax returns and reports of Global, if any, have been paid. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local, or foreign tax return or report for any period;

o.           Global is in compliance with all laws, regulations and orders applicable to its business. Global has not received any notification that it is in violation of any law, regulation or order and no such violation exists. Neither Global nor any of its employees or agents, to the best of their knowledge, has made any payments to any persons which violate any statute or law;

p.           all agreements, understandings, instruments, contracts or proposed transactions to which Global is a party or by which it or any of its assets is bound which may involve any material obligations outside the ordinary course of its business have been disclosed to the Shareholder;

q.   Global is not in violation of or in default under its constating documents, or any material provision of any contract, sales commitment, licence, purchase order, encumbrances, note, deed, lease, agreement or instrument, or any order, judgment or decree, relating to its business or the issued Methes  share, or by which Global is bound, or in the payment of any of the monetary obligations of Global or debts relating to its business and there exists no condition or event which, after notice or lapse of time or both, would result in any such violation or default;

r.   Global is managed by its directors and officers, but has no employees and has no employee retirement or employee benefit or welfare plans; and

s.   Global acknowledges that the Global Shares have not been and will not be registered under the 1933 Act and that the Global Shares are being transferred to the Shareholder in reliance on exemptions from such registration and that the Global Shares may not be offered or sold in the United States or to U.S. Persons without registration under the 1933 Act or compliance with requirements of an exemption from registration;

t.   Global is acquiring the Methes Shares as principal for its own account for investment only, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Methes  Shares;

u.           Global has such knowledge and experience in financial and business affairs so as to be capable of evaluating the merits and risks of its investment in Methes  Shares and is able to bear the economic risk of loss of such investment;

v.           Global has been provided with the opportunity to ask questions and solicit information concerning the business and financial condition of Methes Energies Inc.., has utilized such access to its full satisfaction, and has received from Methes Energies Inc. all information that it has requested; and

w.          None of the representations or warranties to the Shareholder contained herein contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.

4.	Shareholder Representations and Warranties. The Shareholder hereby represents and warrants the following to Global:

a.           Shareholder has good and sufficient authority to enter into this Agreement on the terms and conditions set forth herein;

b.           neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict in any material respect with, or result in any material breach of, the terms, conditions, or provisions of or will constitute a material default under any instrument, agreement or contract to which the Shareholder is a party or by which it is bound;

c.           no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Shareholder and the consummation of the transactions contemplated hereby;

d.           Shareholder is not a “U.S. Person” as defined under Regulation S made under the 1933 Act;

e.           Shareholder was outside the United States at the time of execution and delivery of this Agreement;

f.            no offers to sell the Global  Shares were made by any person to Shareholder while Shareholder was in the United States;

g.           the Global Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

h.           Shareholder acknowledges that the Global Shares have not been and will not be registered under the 1933 Act and that the Global Shares are being issued to Shareholder in reliance on exemptions from such registration and that the Global Shares may not be offered or sold in the United States or to U.S. Persons without registration under the 1933 Act or compliance with requirements of an exemption from registration;

i.            Shareholder agrees that all of the certificates representing the Global Shares shall be endorsed thereon with a legend to the following effect:

“THE SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED ONLY (i) TO THE COMPANY, (ii) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (iii) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, OR (iv) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED, PRIOR TO ANY SUCH SALE, TRANSFER OR ASSIGNMENT, THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

And that Global will refuse to register any transfer of the Global Shares not made (i) in accordance with Regulation S, (ii) pursuant to registration under the 1933 Act or (iii) pursuant to an available exemption from registration under the 1933 Act;

j.            Shareholder is acquiring the Global Shares as principal for its own account for investment only, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Global Shares;

k.           Shareholder has such knowledge and experience in financial and business affairs so as to be capable of evaluating the merits and risks of its investment in Global Shares and is able to bear the economic risk of loss of such investment; and

l.   Shareholder has been provided with the opportunity to ask questions and solicit information concerning the business and financial condition of Global, has utilized such access to its full satisfaction, and has received from Global all information that it has requested.

5.	Conditions for the Benefit of Global. The obligations of Global to complete the transactions as contemplated herein shall be subject to the following conditions:

a.           this Agreement shall have been duly executed by the Shareholder;

b.           all the representations and warranties of the Shareholder set forth in section 4 shall be true and correct as of the Closing Date;

c.           the covenants of Shareholder set forth in this Agreement shall have been completed in full to Global ’s satisfaction as at the Closing Date;

d.           there shall have been no material adverse change in the financial condition or assets of Methes;

e.           completion of due diligence by Global in regard to Methes with results satisfactory to Global;

f.           The delivery by Shareholder at Closing of the documents listed in section 9.

6.	Conditions for the Benefit of Shareholder. The obligations of Shareholder to complete the transactions as contemplated herein shall be subject to the following conditions:

a.           this Agreement shall have been duly executed by Global;

b.           all the representations and warranties of Global set forth in section 3 shall be true and correct as at the Closing Date;

c.           all of the covenants of Global set forth in this Agreement shall have been completed in full to Shareholder satisfaction as at the Closing Date;

d.           the delivery by Global at Closing of the documents listed in section 8.

7.	Closing. The transactions contemplated herein (the “Closing”) shall be pursuant to the execution of this Agreement and the delivery and exchange of the Methes Shares for the Global Shares.

8.	Delivery by Global. At the Closing, Global shall deliver to Shareholder the following:

a.           a certified true copy of a resolution of the board of directors of Global evidencing its approval of this Agreement and all transactions contemplated hereunder, including the issuance of the Global Shares to Shareholder;

b.           a certificate of Global that all the representations and warranties of Global set forth in section 3 are true and correct as at the Closing Date; and

c.           a share certificate registered in the name of Shareholder for the Global Shares.

9.	Delivery by Shareholder. At the Closing, Shareholder shall deliver to Global the following:

a.           a share certificate of  Methes duly endorsed for transfer to Global; and

b.           a representation in the form attached hereto that the Shareholder has the valid right to enter into this Agreement.

10.	Binding Agreement. Upon acceptance of the terms of this Agreement by the parties hereto, this Agreement shall be deemed to constitute and shall be a legally valid and binding agreement.

11.
Further Assurances.  The parties hereto agree to execute and deliver or cause to be executed and delivered all such further documents and instruments and do all such acts and things as either party may reasonably request to give full effect to the terms and conditions, intent and meaning of this Agreement.

12.
Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto and in respect of the matters referred to herein and there are no representations, warranties, covenants, agreements, express or implied, collateral hereto other than as expressly set forth or referred to herein.

13.	Time of the Essence. Time shall be of the essence of this Agreement.

14.
Applicable Law and Attornment.  This Agreement shall be governed and interpreted in accordance with the laws of the State of Nevada and the parties hereto irrevocably attorn to the non-exclusive jurisdiction of the courts of the State of Nevada.

15.	Enurement. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

16.
Notice.  Any notice, request, demand or other communication to be given under this Agreement will be in writing and shall be delivered by hand or by telecopy to the party at the following respective addresses:

To Global:

To Shareholder:

With a copy to:

17.
Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all the parties hereto had signed the same agreement and all counterparts will be construed together and constitute one and the same instrument.

INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

GLOBAL BIODIESEL LTD.

Witness:
Per:
Michel Laporte
President

Witness:

CERTIFICATION OF SHAREHOLDER

I, _________________, hereby certify that I have good and sufficient authority to enter into this Agreement on the terms and conditions set forth herein and that neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict in any material respect with, or result in any material breach of, the terms, conditions, or provisions of or will constitute a material default under any instrument, agreement or contract to which I am a party or to which I am bound.

I make this certification with the full and complete understanding that Global will rely on this certification to be true and correct in completing the share exchange contemplated by this Agreement.